SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
May 8, 2007 (May 3, 2007)
Date of Report (Date of earliest event reported)
Hayes Lemmerz International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50303	32-0072578_

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
HLI Operating Company, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-107539	30-0167742_

(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)
__ 15300 Centennial Drive, Northville, Michigan 48168
(Address of principal executive offices)           (Zip Code)
(734) 737-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURES

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 3, 2007, the Compensation Committee of the Company’s Board of Directors approved the awards payable to the Company’s executive officers pursuant to its 2006 Short Term Incentive Plan (“STIP”). Awards will be paid from a pool allocated to pay awards under both the STIP and a separate incentive program known as “Gainsharing” in which the executive officers do not participate. Each executive officer has a target award determined as a percentage of his base salary, with a maximum award of twice the target percentage. The target STIP percentages are 100% for Curtis Clawson, our Chief Executive Officer, and 60% for each of the other executive officers. The size of the total pool available for STIP and Gainsharing awards was determined based on the Company’s earnings before interest and taxes, with certain adjustments (“EBIT”) and was calculated by allocating one-third of EBIT in excess of the established target to the total incentive pool. Amounts remaining in the pool after the determination of the Gainsharing incentive payments (the “STIP Pool”) are used for the payment of STIP incentives. The target STIP Pool is equal to the aggregate of the target awards to all eligible participants. The actual STIP Pool for fiscal 2006 was 67.8% of the target STIP Pool (the “STIP Percentage”).
     STIP awards include both a non-discretionary and a discretionary component. Eighty percent of the STIP Pool is allocated for non-discretionary awards. In the case of Mr. Clawson, the non-discretionary portion of the STIP award is equal to 80% of his base salary times the STIP Percentage. For the other executive officers, the non-discretionary portion of the STIP award is equal to 80% of base salary times the target percentage (60%) times the STIP Percentage. For other participants in the STIP, the non-discretionary component is equal to the participant’s base salary times his or her respective target percentage times the Pool Percentage. The 20% of the STIP Pool remaining after the payment of all non-discretionary awards is available for discretionary awards. In determining the discretionary award payable to each executive officer, the Compensation Committee considered individual, corporate and business unit performance during fiscal 2006.
     The following table sets forth the amount of each component and the total amount of the STIP award payable to each Named Executive Officer specified in the Company’s Proxy Statement for its 2006 Annual Meeting filed with the Securities and Exchange Commission on May 26, 2006 and still employed by the Company in dollars and, for the total, as a percentage of base salary:

	Non-
	discretionary	Discretionary		Percentage of
Name	Award	Award	Total Award	Base Salary
Curtis J. Clawson	$433,510	$108,378	$541,888	67.8%
James A. Yost	146,448	54,918	201,366	44.7%
Fred Bentley	123,667	46,375	170,042	44.7%
Daniel M. Sandberg	113,904	14,238	128,142	36.6%

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYES LEMMERZ INTERNATIONAL, INC.

	By:	/s/ Patrick C. Cauley
Patrick C. Cauley
Vice President, General Counsel and Secretary

Dated: May 3, 2007
Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HLI OPERATING COMPANY, INC.

	By:	/s/ Patrick C. Cauley
Patrick C. Cauley
Vice President, General Counsel and Secretary

Dated: May 3, 2007